SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 24, 2002
                                                        ----------------


                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


             Pennsylvania                  0-10957             23-2215075
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      (State or other jurisdiction      (Commission       (I.R.S. Employer
           of incorporation)            File Number)         Ident. No.)


      Philadelphia and Reading Avenues, Boyertown, PA        19512
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        (Address of principal executive office)         (Zip Code)


       Registrant's telephone number, including area code (610) 367-6001
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                                       N/A
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          (Former name or former address, if changed since last report)










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Item 5.  Other Events.
----------------------

         Amendment of National Penn's Bylaws
         -----------------------------------

         On April 24, 2002, the Board of Directors of National Penn Bancshares, Inc. ("National Penn") adopted amended and restated bylaws ("Restated Bylaws"). National Penn's Bylaws were originally adopted in 1982, and have been amended from time to time in specific respects only.

         As a Pennsylvania business corporation, National Penn is subject to Pennsylvania law, including the Pennsylvania Business Corporation Law of 1988, as amended (the "BCL"). In 2001, the BCL was amended in its entirety in an effort to modernize all provisions of the law; in particular, to reflect changes in electronic technology.

         The Restated Bylaws are intended to reflect the provisions of the amended BCL as well as corporate practices currently common among public companies organized as Pennsylvania business corporations. Among other things, the Restated Bylaws:

          * Reflect substantially all of the "modernizing" changes (among other things, concerning electronic technology) made in the Amended BCL.

          * Reflect an updated Board committee structure, with revised Board committee powers and responsibilities.

          * Add a 90-day advance notice procedure regarding shareholder nomination of director candidates. The Amended BCL specifically permits such procedures as long as they are "fair and reasonable". Assuming that National Penn's annual meeting of shareholders takes place on April 22, 2003 as presently expected, the deadline for submissions under this provision of the bylaws will be January 22, 2003.

          * Add a 90-day advance notice procedure regarding shareholder proposals outside of SEC Rule 14a-8 (which governs shareholder proposals for possible inclusion in National Penn's proxy statement). The Amended BCL specifically permits such procedures as long as they are "fair and reasonable". Assuming that National Penn's annual meeting of shareholders takes place on April 22, 2003 as presently expected, the deadline for submissions under this provision of the bylaws will be January 22, 2003.



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


          * Add a provision specifically to authorize the "householding" of proxy statements, annual reports and other reports to shareholders. "Householding" is the delivery of a single document to an address shared by two or more National Penn shareholders, unless National Penn has received contrary instructions from the affected shareholders prior to the mailing date, all in accordance with the requirements of Regulation 14A or 14C under the Securities Exchange Act of 1934.

          * Add a provision regarding the order of business and the establishment of rules for the conduct of a meeting of shareholders. The Amended BCL specifically permits such a provision.

          * Add a provision specifically to authorize uncertificated shares of stock as well as shares represented by stock certificates. In addition to this new provision in the Restated Bylaws, National Penn adopted an amendment to its articles of incorporation to the same effect. See "Amendment of National Penn's Articles of Incorporation" herein.

         The foregoing description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by the text of the Restated Bylaws themselves, which are included herein as Exhibit 3.1.

         Amendment of National Penn's Articles of Incorporation
         ------------------------------------------------------

         On April 24, 2002, the Board of Directors of National Penn adopted an amendment to National Penn's articles of incorporation specifically to authorize uncertificated shares of stock as well as shares represented by stock certificates. National Penn's Restated Bylaws contain a provision to the same effect. See "Amendment of National Penn's Bylaws" herein.

         The foregoing description of the amendment to National Penn's articles of incorporation does not purport to be complete and is qualified in its entirety by the text of the amendment itself, which is included herein as
Exhibit 3.2.

         Amendment of National Penn Bank's Bylaws
         ----------------------------------------

         On April 24, 2002, the Board of Directors of National Penn Bank (the "Bank"), National Penn's principal banking subsidiary, adopted amended and restated bylaws ("Restated Bank Bylaws").

         As a national bank, the Bank is subject to the regulations of the Office of the Comptroller of the Currency (the "OCC"). Regulations of the OCC provide that, subject to, and to the extent not inconsistent with applicable Federal banking statutes


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

or regulations or bank safety and soundness, a national bank may designate the law of the state in which its parent company is incorporated as the body of law to govern the bank's corporate governance procedures.

         The Bank's parent corporation, National Penn, is a Pennsylvania business corporation subject to Pennsylvania law. On April 24, 2002, the Board of Directors of National Penn adopted amended and restated Bylaws, in part, to reflect certain modernizing amendments made to Pennsylvania law. See "Amendment of National Penn's Bylaws" herein.

         The Restated Bank Bylaws are adopted pursuant to the OCC regulation discussed above, and they are intended to reflect the provisions of the Amended BCL, subject to the limitations set forth in the OCC regulation discussed above.

         The foregoing description of the Restated Bank Bylaws does not purport to be complete and is qualified in its entirety by the text of the Restated Bank Bylaws themselves, which are included herein as Exhibit 3.3.

         Updated Forward-Looking Statements
         ----------------------------------

         From time to time, National Penn or its representatives make written or oral statements that may include "forward-looking statements" with respect to its:

          *    Financial condition.

          *    Results of operations.

          *    Asset quality.

          * Product, geographical and other business expansion plans and activities.

          *    Investments in new subsidiaries and other companies.

          *    Capital expenditures, including investments in technology.

          * Pending or completed mergers with or acquisitions of financial or non-financial companies or their assets, loans, deposits and branches, and the revenue enhancements, cost savings and other benefits anticipated in those transactions.

          *    Other matters.


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

         Many of these statements can be identified by looking for words such as "believes," "expects," "anticipates," "estimates", "projects" or similar words or expressions.

         These forward-looking statements involve substantial risks and uncertainties. There are many factors that may cause actual results to differ materially from those contemplated by such forward-looking statements. These factors include, among other things, the following possibilities:

          * National Penn's unified branding campaign and other marketing initiatives may be less effective than expected in building name recognition and greater customer awareness of National Penn's products and services.

          * Expansion of National Penn's products and services offerings may meet with more effective competitive resistance from others already offering such products and services than expected.

          * New product development by new and existing competitors may be more effective, and take place more quickly, than expected.

          * Competitors with substantially greater resources may enter product market niches currently served by National Penn.

          * Geographical expansion may be more difficult, and take longer, than expected, and business development in newly entered geographical areas may be more difficult, and take longer, than expected.

          * Competitive pressures may increase significantly and have an adverse effect on pricing, spending, third-party relationships and revenues.

          * National Penn may be less effective in cross-selling its various products and services, and in utilizing alternative delivery systems such as the Internet, than expected.

          * Projected business increases following new product development, geographical expansion, and productivity and investment initiatives, may be lower than expected, and recovery of associated costs may take longer than expected.

          * National Penn may be unable to retain key executives and other personnel due to intense competition for such persons or otherwise.


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


          * Increasing interest rates may increase funding costs and reduce interest margins, and may adversely affect business volumes, including mortgage origination levels.

          * General economic or business conditions, either nationally or in the regions in which National Penn will be doing business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on National Penn's loan portfolio and allowance for loan losses.

          * Expected synergies and cost savings from mergers, including reductions in interest and non-interest expense, may not be fully realized or realized as quickly as expected.

          * Revenues and loan growth following mergers may be lower than expected.

          * Loan losses, deposit attrition, operating costs, customer and key employee losses, and business disruption following mergers may be greater than expected.

          * Business opportunities and strategies potentially available to National Penn, after mergers, may not be successfully or fully acted upon.

          * Costs, difficulties or delays related to the integration of businesses of acquired companies with National Penn's business may be greater or take longer than expected.

          * Technological changes may be harder to make or more expensive than expected or present unanticipated operational issues.

          * Legislative or regulatory changes may adversely affect National Penn's business, including changes in accounting rules and practices, and customer privacy and data protection requirements.

          * Market volatility may continue in the securities markets, with an adverse effect on National Penn's securities and asset management activities.

          * National Penn may be unable to successfully manage the foregoing and other risks.


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

         Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements. National Penn cautions shareholders not to place undue reliance on such statements.

         All written or oral forward-looking statements attributable to National Penn or any person acting on its behalf made after the date of this Report are expressly qualified in their entirety by the cautionary statements contained in this Report. National Penn does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date of this Report or to reflect the occurrence of unanticipated events.

         Designation of New Executive Officer
         ------------------------------------

         On April 24, 2002, the Board of Directors designated Paul W. McGloin, Group Executive Vice President and Chief Lending Officer of the Bank, as an "executive officer" of National Penn, effective that date.

         In June 2001, National Penn and the Bank entered into an agreement with Mr. McGloin providing him with certain severance benefits in the event of a change in control of National Penn. The parties executed an amendment to this agreement in January 2002. Copies of these agreements are included in this Report as Exhibits 10.1 and 10.2.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.
              --------

         3.1   -           National Penn Bancshares, Inc. - Amended and
                           Restated Bylaws.

         3.2   -           National Penn Bancshares, Inc. - Amendment to
                           Articles of Incorporation.

         3.3   -           National Penn Bank - Amended and Restated Bylaws.

         10.1  -           Executive Agreement dated June 22, 2001, among
                           National Penn Bancshares, Inc., National Penn Bank and Paul W. McGloin.

         10.2  -           Amendatory Agreement dated January 27, 2002, among
                           National Penn Bancshares, Inc., National Penn Bank and Paul W. McGloin.


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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATIONAL PENN BANCSHARES, INC.


                                       By   /s/Wayne R. Weidner
                                         --------------------------
                                         Name:  Wayne R. Weidner
                                         Title: Chairman, President
                                                and CEO


Dated:  April 24, 2002


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


                                  EXHIBIT INDEX


Exhibit Number                                       Description

         3.1   -           National Penn Bancshares, Inc. - Amended and
                           Restated Bylaws.

         3.2   -           National Penn Bancshares, Inc. - Amendment to
                           Articles of Incorporation.

         3.3   -           National Penn Bank - Amended and Restated Bylaws.

         10.1  -           Executive Agreement dated June 22, 2001, among
                           National Penn Bancshares, Inc., National Penn Bank and Paul W. McGloin.

         10.2  -           Amendatory Agreement dated January 27, 2002, among
                           National Penn Bancshares, Inc., National Penn Bank and Paul W. McGloin.








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